Exhibit 99.8

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”) is made as of May 28, 2008, by the undersigned (hereinafter referred to as the “Guarantor”), to and for the benefit of REGIONS BANK, a Alabama chartered bank (the “Bank”).

A. Fountain Powerboats, Inc. (the “Borrower”), Fountain Powerboat Industries, Inc. (the “Parent”), Fountain Dealers’ Factory Super Store, Inc. (the “Affiliate Guarantor” and together with the Borrower and the Parent, the “Transaction Parties”) and the Bank are parties to (i) a First Amended and Restated Loan Agreement, dated as of November 1, 2007 (as amended, modified or supplemented from time to time, the “Loan Agreement”), providing for the availability of a $14,500,000 Term Loan and a $2,000,000 Revolving Credit (collectively, the “Loan Agreement Loans”) to the Borrower upon the terms and conditions set forth therein, and (ii) a Dealer Floor Plan and Security Agreement, dated September 28, 2007 (as amended, modified or supplemented from time to time, the “Floor Plan”), providing for the availability of a $5,000,000 floor plan credit line (collectively with the Loan Agreement Loans, the “Loans”) to the Affiliate Guarantor upon the terms and conditions set forth therein.

B. The Parent has requested the Bank approve the formation of Guarantor, a new Subsidiary of the Parent, and has requested the Bank approve the acquisition of certain assets (the “Acquisition”) by the Guarantor from Baja Marine Corporation (the “Seller”) pursuant to the Asset Purchase Agreement dated May 28, 2008 between the Guarantor and the Seller.

C. As a condition to the Bank’s approval of the Acquisition, the Guarantor has agreed to guaranty to the Bank the payment in full of the obligations under the Loan Agreement, the Floor Plan, the other Loan Documents (as defined in the Loan Agreement) and the other Credit Documents (as defined in the Floor Plan ) (collectively the “Transaction Documents”) as provided herein.

D. The Bank is relying on this Guaranty in its decision to continue to extend credit to the Borrower under the Loan Agreement and to the Affiliate Guarantor under the Floor Plan.

E. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement and the Floor Plan.

F. The Guarantor will obtain benefits as a result of the Acquisition, which benefits are hereby acknowledged. The Guarantor acknowledges the receipt of substantial direct and indirect benefits by the making of the Loans to the Borrower and the Affiliate Guarantor. Accordingly, the Guarantor desires to execute and deliver this Guaranty.

NOW THEREFORE, in consideration of the Loans extended and/or to be extended by the Bank, and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

1. Guaranty. The Guarantor hereby unconditionally, absolutely, jointly and severally, guarantees to the Bank and its successors, endorsees and assigns (a) the due and punctual payment by the Borrower and the Affiliate Guarantor of: (i) the principal of, premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and any renewals, modifications or extensions thereof, in whole or in part; (ii) all other Obligations (as defined in the Loan Agreement) and all other Obligations (as defined in the Floor Plan); and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of the Borrower to the Bank under the Loan Agreement and the other Credit Documents to which the Borrower is or is to be a party and any renewals, modifications or extensions thereof, in whole or in part, and of the Affiliate Guarantor to the Lender under the Floor Plan and the other Credit Documents to which the Affiliate Guarantor is or is to be a party and any renewals, modifications or extensions thereof, in whole or in part; (b) the due and punctual payment and performance of all other obligations of the Transaction Parties under or pursuant to the Transaction Documents, and any renewals, modifications or extensions thereof, in whole or in part; (c) all future advances and re-advances that may subsequently be made to Borrower or Affiliate Guarantor by Bank, evidenced by any Transaction Document or Hedge Agreement, and all renewals, replacements, extensions or modifications thereof; (d) all other indebtedness of any Transaction Party to the Bank, now or hereafter existing, hereunder or under any other Transaction Document or Hedge Agreement, whether direct or indirect, plus interest thereon and all charges and expenses of collection incurred by Bank hereunder, including court costs, and reasonable attorneys’ fees; and (e) the payment and performance by any Transaction Party of all obligations, agreements, covenants, representations and warranties in the Transaction Documents and any other document executed and delivered in connection therewith (the liabilities, obligations and indebtedness described in clauses (a) through (e), inclusive, of this paragraph are herein collectively referred to as the “Obligations”).

Anything contained in this Guaranty to the contrary notwithstanding, the obligations of the Guarantor shall be limited to a maximum aggregate amount equal to the greatest amount that would not render the Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of the Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of the Guarantor (a) in respect of intercompany indebtedness to any Transaction Party or Affiliates of any Transaction Party to the extent that such indebtedness would be discharged in an amount equal to the amount paid by the Guarantor hereunder and (b) under any guarantee of senior unsecured indebtedness or Indebtedness subordinated in right of payment to the Obligations which guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of the Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of the Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among the Guarantor and other Affiliates of any Transaction Party of obligations arising under guarantees by such parties.

2. Guaranty Absolute. This Guaranty is an absolute, unconditional, continuing and unlimited guaranty of the full and punctual payment and performance by the Transaction Parties of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Obligations from any Transaction Party, any other guarantor, or any other person, or resort to any security for the Obligations or this Guaranty or to other means of obtaining payment of any of the Obligations which the Bank now has or may acquire after the date hereof, or upon any other contingency whatsoever, and the Bank may proceed hereunder against the Guarantor in the first instance to collect the Obligations when due, without first proceeding against any Transaction Party or any other Person and without first resorting to any security or other means of obtaining payment. The obligations of the Guarantor hereunder are irrevocable, absolute and unconditional, irrespective of genuineness, validity, regularity or enforceability of the Obligations or any security given therefor or in connection therewith or any other circumstance (except payment to, or express, written waiver, release or consent by, the Bank) which might otherwise constitute a legal or equitable discharge of a surety or guarantor. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. The liability of the Guarantor hereunder shall in no way be affected or impaired by any acceptance by the Bank of any direct or indirect security for, or other guaranties of, the Obligations or any other indebtedness, liability or obligations of any Transaction Party or other Person to the Bank or by any failure, delay, neglect or omission of the Bank to realize upon or protect any Obligations or any such other indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor, or by any approval, consent, waiver or other action taken or omitted to be taken by the Bank. Upon any default by any Transaction Party in the payment and performance of the Obligations (and after the expiration of any applicable grace period provided in the applicable Transaction Documents), the liabilities and obligations of the Guarantor hereunder shall, at the option of the Bank, become forthwith due and payable to the Bank without demand or notice of any nature, all of which are expressly waived by the Guarantor; provided that if any Event of Default specified in Section 8.1 (e) or (g) of the Loan Agreement occurs, without any notice to any Guarantor or any other act by the Bank, the liabilities and obligations of the Guarantor hereunder shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.

3. No Impairment. The Guarantor agrees that its obligations hereunder shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of liability of any Transaction Party by reason of the commencement of any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of such Transaction Party or its property under any law relating to bankruptcy, insolvency, reorganization, relief of debtors or seeking appointment of a receiver, trustee, custodian or similar official for such Transaction Party or for all or part of its property.

4. Guarantor’ Further Agreement to Pay. The Guarantor further agrees to pay to the Bank forthwith upon demand, in funds immediately available to the Bank, all costs and expenses (including court costs and reasonable attorneys’ fees) incurred or expended by the Bank in connection with the enforcement of this Guaranty.

5. Termination of Guaranty. It is the intention hereof that the Guarantor shall remain liable under this Guaranty until all of the Obligations have been fully paid and performed notwithstanding any act, omission or thing (except payment to, or express, written waiver, release or consent by, the Bank) which might otherwise operate as a legal or equitable discharge of the Guarantor. Notwithstanding anything contained herein to the contrary, the Guarantor agrees that to the extent all or any part of any payment of any of the Obligations previously received by the Bank pursuant to any Transaction Document or otherwise is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other person under any bankruptcy code, common law, or equitable cause, or otherwise required to be returned by the Bank for any reason, whether by court order, administrative order or settlement, this Guaranty and the obligation or part thereof intended to be satisfied shall be revived and reinstated and continued in full force and effect as to the Guarantor’s obligations hereunder, and the Guarantor agrees that it shall immediately pay to the Bank the amount of such payment, notwithstanding any termination of this Guaranty or any Transaction Document.

6. Security; Setoff. The Guarantor hereby grants to the Bank, as security for the full and punctual payment and performance of the Guarantor’s obligations hereunder, a continuing lien on and security interest in all deposits and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor. Regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank may at any time upon or after the occurrence of any Event of Default, and without notice to the Guarantor, set off the whole or any portion or portions of any or all such deposits and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor against amounts payable under this Guaranty, whether or not any other person or persons could also withdraw money therefrom. The Guarantor agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Loan, whether or not acquired pursuant to the terms of the Loan Agreement or the Floor Plan, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Guarantor in the amount of such participation.

7. Bank’s Freedom to Deal with Other Parties. The Bank shall be at liberty, without giving notice to or obtaining the assent of the Guarantor, or any of them, and without relieving any Guarantor of any liability hereunder, to deal with any Transaction Party and with each other party who is now, or after the date hereof becomes, liable in any manner for any of the

Obligations (including, without limitation, any co-guarantor), in such manner as the Bank in its discretion deem fit and to this end the Guarantor hereby gives to the Bank full authority in their sole discretion to do any or all of the following things: (a) extend credit, make loans and afford other financial accommodations to any Transaction Party or to any such other party at such times, in such amounts and on such terms as the Bank may approve; (b) vary the terms and grant extensions or renewals of any present or future indebtedness or obligation of any Transaction Party or of any such other party to the Bank; (c) grant extensions of time, waivers and other indulgences in respect thereof; (d) vary, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Obligations or any liability under this Guaranty, which security or guaranty the Bank now have or acquire after the date hereof; (e) accept partial payments from any Transaction Party or such other party; (f) release or discharge, wholly or partially, any endorser or guarantor; and (g) compromise or make any settlement or other arrangement with any Transaction Party or any such other party.

8. Representations and Warranties of Guarantor. To induce the Bank to extend credit to the Borrower and the Affiliate Guarantor, the Guarantor represents and warrants to the Bank that (a) all representations and warranties relating to it as a Subsidiary of the Parent contained in the Loan Agreement are true and correct, and (b) all representations and warranties relating to it as if it were a Credit Party under the Floor Plan and contained in the Floor Plan are true and correct.

9. Covenants. The Guarantor covenants and agrees that, from the date hereof and until payment in full of the Obligations, the Guarantor shall, unless the Bank otherwise consents in writing, comply with all of the covenants contained in the Loan Agreement (as it may be amended, restated or modified from time to time) as applicable to the Guarantor, as a Subsidiary of the Parent, and shall deliver to the Bank:

(i) within five Business Days after the Guarantor becomes aware of the occurrence of any Default or Event of Default, a certificate of a principal financial officer or a principal accounting officer of the Guarantor setting forth the details thereof and the action which the Guarantor is taking or proposes to take with respect thereto; and

(ii) from time to time, such additional information regarding the financial position or business of the Guarantor as the Bank may reasonably request.

10. Events of Default. Each of the following shall constitute an “Event of Default” hereunder:

(a) Failure of any Guarantor to pay on demand by the Bank any principal of, premium, if any, or interest on the Obligations after the same shall become due, whether by acceleration or otherwise;

(b) Failure of any Guarantor to observe or perform any of its covenants, conditions or agreements under this Guaranty (other than set forth in paragraph (a) above)

for a period of thirty (30) days after notice specifying such failure and requesting that it be remedied is given by the Lender to the Guarantor;

(c) Any representation, warranty, certification or statement made by any Guarantor in any certificate, financial statement or other document delivered pursuant to this Guaranty shall prove to have been incorrect in any material respect when made;

(d) The Borrower shall at any time fail to own, directly or indirectly, 51% or more of the issued and outstanding shares of voting stock of the Guarantor other than pursuant to a sale of such shares of voting stock pursuant to a transaction not prohibited under the Loan Agreement; or

(e) Any Event of Default shall occur under, and as defined in, the Loan Agreement or under, and as defined in, the Floor Plan.

Whenever any Default or Event of Default shall have occurred, the Bank may declare the entire unpaid principal of, premium, if any, and interest on the Obligations to be immediately due and payable without presentation, demand, protest and notice of any kind, all of which are hereby expressly waived; provided that if any Event of Default specified in Section 8.1(e) or (g) of the Loan Agreement occurs, without any notice to the Guarantor or any other act by the Bank, the liabilities and obligations of the Guarantor hereunder shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Guarantor. As used herein, the term “Default” means any condition or event which constitutes an Event of Default or which with the giving of notices or lapse of time or both would, unless cured or waived, become an Event of Default.

No failure or delay by the Bank to exercise any right, power or privilege hereunder shall operate as a waiver of any such right, power or privilege nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

11. Waivers by Guarantor. The Guarantor hereby waives: (a) acceptance or notice of acceptance of this Guaranty by the Bank; (b) notice of any action taken or omitted by the Bank in reliance hereon; (c) any duty on the part of the Bank to disclose to the Guarantor any facts it may now or hereafter know regarding any Transaction Party; (d) notice of presentment and demand for payment or performance of any of the Obligations; (e) protest and notice of dishonor or of default to the Guarantor, or to any other party with respect to the payment or performance of the Obligations hereby guaranteed; (f) any and all other notices whatsoever from the Bank to which the Guarantor might otherwise be entitled; and (g) any requirement that the Bank be diligent or prompt in making demands hereunder, giving notice of any default by any Transaction Party or asserting any other right of the Bank hereunder. The Guarantor also irrevocably waives, to the fullest extent permitted by law, and agrees not to assert or take advantage of any and all defenses which at any time may be available in respect of the Guarantor’s obligations to the Bank hereunder by virtue of: (i) the statute of limitations in any action hereunder or for the collection or the performance of any of the Obligations; (ii) the failure of the Bank to give notice of any action or non-action on the part of any other person whomsoever, in connection with any of the Obligations; (iii) an election of remedies by the Bank which destroys or otherwise impairs any subrogation rights of the Guarantor, the right of the Guarantor to proceed against any Transaction Party for reimbursement, or the right of the Guarantor to seek contribution from any co-guarantor, or all or any combination of such rights; (iv) the failure of the Bank to commence an action against any Transaction Party or any other Person; (v) any homestead exemption, valuation, stay, moratorium law or other similar law now or hereafter in effect; (vi) any defense based on lack of due diligence by the Bank in collection, protection or realization upon any collateral securing the Obligations; (vii) any and all rights the Guarantor may now or hereafter have arising under any law or statute that requires that the Bank make demand upon, assert claims against, or collect from any Transaction Party or other persons or entities, foreclose any security interest, sell collateral, exhaust any remedies, or take any other action against any Transaction Party or other persons or entities prior to making demand upon, collecting from or taking action against the Guarantor with respect to the Obligations, including any such rights the Guarantor might otherwise have had under N.C.G.S. §§ 26-7, et seq., and any successor statute and any other applicable law; (viii) the amendment of, supplement to or waiver of any provision of any Transaction Documents, (ix) the failure of the Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; and (x) any other legal or equitable defenses whatsoever to which the Guarantor, or any of them, might otherwise be entitled.

12. No Contest with Bank. So long as any Obligation remains unpaid or undischarged, no Guarantor will, by paying any sum recoverable hereunder (whether or not demanded by the Bank) or by any means or on any other ground, claim any right of subrogation with respect to any of the Obligations guaranteed hereby or to any collateral now or hereafter granted to secure the Obligations or claim any setoff or counterclaim against the Borrower in respect of any liability of the Guarantor to any Transaction Party or of any Transaction Party to the Guarantor in proceedings under any federal or state bankruptcy code or insolvency proceedings of any nature, proceed in competition with the Bank in respect of payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of any Transaction Party or the benefit of any other security for any Obligation which, now or hereafter, the Bank may hold or in which it may have any share.

13. Remedies Cumulative. Each right, privilege, power and remedy of the Bank under this Guaranty or any other Transaction Document, or under any other instrument of any other party securing or guaranteeing any of the Obligations or under applicable laws shall be cumulative and concurrent and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Bank of any or all such other rights, privileges, powers and remedies.

14. Demands and Notices. All notices, requests and other communications to the parties hereunder shall be in writing and shall be given (i) to the Guarantor in care of the Borrower at the address for the Borrower set forth in the Loan Agreement, and (ii) to the Bank at its address set forth in the Loan Agreement. All notices shall be given in the manner specified in the Loan Agreement.

15. Amendments, Waiver, Etc. No provision of this Guaranty can be changed, waived or discharged or terminated except by an instrument in writing signed by the Bank and the Guarantor. No course of dealing or delay or omission on the part of either party in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

16. Counterparts. This Guaranty may be executed in any number of counterparts. Each of the counterparts will be considered an original, and all counterparts constitute but one and the same instrument.

17. Pari Passu Obligations. The Guarantor warrants and represents that payment obligations and liabilities of the Guarantor under this Guaranty shall at all times rank pari passu with all other unsecured and unsubordinated payment obligations and liabilities (including contingent obligations and liabilities) of the Guarantor (other than those which are mandatorily preferred by laws or regulations of general application). The Guarantor shall assure that the representation set forth herein is true and correct at all times.

18. Indemnity. The Guarantor agrees to indemnify the Bank against, and hold the Bank harmless from, any loss, cost, charge, expense (including reasonable attorneys’ fees), claims, demands, suits, damages, penalties, taxes, fines, levies and assessments which may be asserted or imposed against, or suffered or incurred by, the Bank as a direct or indirect result of any representation or warranty of any Transaction Party in any Transaction Document or of the Guarantor herein being untrue or inaccurate in any respect or as a direct or indirect result of the failure by any Transaction Party or the Guarantor to observe, perform or comply with any of its respective covenants, undertakings or obligations set forth in this Guaranty or any Transaction Document.

19. Financial Information. The liability of the Guarantor under this Guaranty shall be reflected in the consolidated financial statements (or the notes thereto) of the Parent and its Subsidiaries in accordance with GAAP.

20. Miscellaneous Provisions. This Guaranty is intended to take effect as a sealed instrument to be governed by and construed in accordance with the laws of the State of North Carolina (but not including the choice of law rules thereof). This Guaranty shall bind the successors and assigns of the Guarantor and shall inure to the benefit of the Bank and its successors and assigns. All words herein shall be deemed to refer to the singular, plural, masculine, feminine or neuter as the identity of the person or entity may require. The descriptive headings of the several paragraphs of this Guaranty are inserted for convenience only and do not constitute a part of this Guaranty.

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the day and year first above written.

GUARANTOR:

BAJA BY FOUNTAIN, INC., a North Carolina corporation

By:	/s/ R. M. Fountain, Jr.
Name:	Reginald M. Fountain, Jr.
Title:	Chairman & CEO

Signature Page to Subsidiary Guaranty Agreement